Exhibit 10.1

SUBSCRIPTION FOR ORDINARY SHARES

of

MULTI WAYS HOLDINGS LIMITED (the “Company”)

1.	On the Signature Page for the Subscription Agreement, Date and Fill in the number of ordinary shares of the Company, par value US$0.00025 per share (the “Ordinary Shares”) that you wish to purchase at a price of US$__ per Ordinary Share.

2	Initial and sign the Accredited Investor / Non-U.S. Person Certification attached to the Subscription Agreement (begins on Page __ with signature page on Page __).

3..	Complete and Sign the signature page attached to the Subscription Agreement (see Page __).

4.	NOTICE: Please note that by executing the Subscription Agreement, you will be deemed to have read the Company’s Registration Statement on SEC Form F-1, as amended (SEC File No. [ ]) (the “Registration Statement”), the prospectus relating to offering contemplated by this Subscription Agreement, as amended (the “Prospectus”) or the Confidential Private Placement Memorandum for the Offering (the “Memorandum”), as the case may be, and have read and agreed to all exhibits, supplements and schedules to all of the foregoing, as applicable, all as the same may be amended from time to time (collectively the “Transaction Documents”), and will be treated for all purposes as if you did review, approve and execute, if required, each such Transaction Document, even though you may not have physically signed the signature pages to such documents. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Registration Statement and the Prospectus or Memorandum, as the case may be.

5.	Complete and Sign the Shareholder Notice and Questionnaire (begins on Page __ with signature page on Page __), and, if applicable, the Wire Transfer Authorization attached to this Subscription Agreement.

6.	Return all forms to your account executive and then send all signed original documents with a check (if applicable) to:

Spartan Capital Securities, LLC

45 Broadway

New York, NY 10006

Attention: Kim Monchik

Email: kmonchik@spartancapital.com

7.	Please make your subscription payment payable to the order of “Multi Ways Holdings Limited” Account No. [To be completed].

For wiring funds directly to the Escrow Agent, use the following instructions:

Bank Name:
Address:	|
ABA Number:
Account Number:
Account Name:
For Final Credit to account:

Investors will purchase the number of Ordinary Shares of Multi Ways Holdings Limited, a Cayman Islands company limited by shares (the “Company”), set forth on the signature page to the Subscription Agreement (the “Shares”). The Shares are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Registration Statement and the Prospectus or the Memorandum, as the case may be. The placement agent for the Offering is Spartan Capital Securities, LLC (the “Placement Agent”).

The Shares are being offered on a “best efforts” basis for up to US$[  ] (the “Maximum Offering”) at a purchase price per share of US$[  ]. The Shares shall have the preferences, rights, limitations and other terms set forth in the Amended and Restated Memorandum and Articles of Association, as amended, of the Company. The Shares may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), at any time until the Termination Date (as defined below).

The subscription for the Shares will be made in accordance with and subject to the terms and conditions of the Subscription Agreement, the Registration Statement, the Prospectus or the Memorandum, as the case may be, and the other Transaction Documents.

The Shares will be offered until the earliest to occur of (i) the date upon which subscriptions for the Maximum Offering have been accepted or (ii) the date upon which the Company and the Placement Agent elect to terminate this Offering in their mutual discretion, but no later than __________, 2025 (the “Termination Date”). In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company or the Placement Agent), (ii) the Closing does not occur prior to the Termination Date or (iii) the Offering is otherwise terminated by the Company, then the Company will refund all subscription funds to the investors in the Offering who submitted such funds, without interest, penalty or deduction. If a subscription for Shares is rejected in part (at the sole discretion of the Company or the Placement Agent) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned to the respective investor without interest, penalty, expense or deduction.

The Company reserves the right (but is not obligated) to have its employees, agents, officers, directors and affiliates purchase Shares in the Offering and all such purchases will be counted towards the Maximum Offering amount.

The terms of the Offering are more completely described in the Registration Statement and the Prospectus or the Memorandum, as the case may be, and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Registration Statement and the Prospectus or the Memorandum, as the case may be.

The Company and the Placement Agent reserve the right in their sole discretion and for any reason whatsoever to modify, amend and/or withdraw all or a portion of the Offering and/or accept or reject in whole or in part any prospective investment in the Shares or to allot to any prospective investor less than the amount of Shares such investor desires to purchase.

Except as otherwise indicated, all of the Transaction Documents speak as of their respective dates. Neither the delivery nor the purchase of the Shares shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since such date(s).

ALL SUBSCRIPTION DOCUMENTS MUST BE COMPLETED AND SIGNED EXACTLY AS SET FORTH WITHIN.

FORM OF SUBSCRIPTION AGREEMENT

MULTI WAYS HOLDINGS LIMITED

______, 2025

Multi Ways Holdings Limited

3E Gul Circle

Singapore 629633

Attention: Lim Eng Hock, Chief Executive Officer

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”) hereby agrees to purchase the number of ordinary shares, par value US$0.00025 per share (“Shares”), of Multi Ways Holdings Limited, a Cayman Islands company limited by shares (the “Company”), set forth on the signature page to this agreement (the “Subscription Agreement”). The Shares are being offered (the “Offering”) by the Company pursuant to this Subscription Agreement dated as of the date hereof, as may be amended and/or supplemented from time to time.

The Shares are being offered on a “best efforts” basis for up to a maximum of US$[  ] (the “Maximum Offering”) at a purchase price per share of US$[  ]. The Company has appointed Spartan Capital Securities, LLC (the “Placement Agent”) as the exclusive placement agent in the Offering. The Shares shall have the preferences, rights, limitations and other terms set forth in the Amended and Restated Memorandum and Articles of Association, as amended, (the “Memorandum and Articles of Association”). The Shares will be sold at the closing of the Offering (the “Closing”), at any time prior to the Termination Date (defined hereafter). The Purchaser’s subscription for the Shares will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the other Transaction Documents (as defined below). Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the prospectus relating to this Offering, as amended (the “Prospectus”) or the Confidential Private Placement Memorandum for the Offering, as amended (the “Memorandum”), as the case may be.

The Shares will be offered until the earliest to occur of (i) the date upon which subscriptions for the Maximum Offering have been accepted or (ii) the date upon which the Company and the Placement Agent elect to terminate this Offering in their mutual discretion, but no later than ____________, 2025, or such later date as may be agreed upon by the Company and the Placement Agent (the “Termination Date”). In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company or the Placement Agent), (ii) the Closing does not occur prior to the Termination Date or (iii) the Offering is otherwise terminated by the Company, then the appointed escrow agent will refund all subscription funds held to the Purchasers who submitted such funds, without interest, penalty or deduction. If a subscription for Shares is rejected in part (at the sole discretion of the Company or the Placement Agent) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned to the respective Purchaser without interest, penalty, expense or deduction.

2. Payment. The Purchaser encloses herewith either a check payable to, or will immediately make a wire transfer payment to the appointed escrow agent in the full amount of the purchase price of the Shares being subscribed for. Together with the check for or wire transfer of the full purchase price, the Purchaser is delivering a completed and executed signature page to this Subscription Agreement along with a completed and executed Accredited Investor/Non. U.S. Person Certification, which are annexed hereto. Please note that by executing the Subscription Agreement, you will be deemed to have read registration statement on Form F-1 registering the Shares in this Offering, as amended (the “Registration Statement”), the Prospectus, or the Memorandum, as the case may be, and the Memorandum and Articles of Association and have read and agreed, as applicable, to all exhibits, supplements and schedules to all of the foregoing, all as the same may be amended from time to time (collectively, the “Transaction Documents”), and will be treated for all purposes as if you did review, approve and execute, if required, each such Transaction Document, even though you may not have physically signed the signature pages to such documents.

3. Deposit of Funds. All payments made as provided in Section 2 hereof by Purchasers subscribing pursuant to this Subscription Agreement will be deposited by the Purchaser as soon as practicable with the escrow agent the Company and Placement Agent have appointed to receive such funds.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept this or any other subscription for the Shares, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of the applicable Transaction Documents. The Purchaser may revoke its subscription and obtain a return of the subscription amount paid at any time before the date of a Closing. The Purchaser may not revoke this subscription or obtain a return of the subscription amount paid on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

5. Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) The Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”) but in the event that they are not and the Company and the Placement Agent decide to proceed with the Offering, the Purchaser understands that the offering and sale of the Shares are intended instead to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D/Regulation S promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed the Transaction Documents, including but not limited to this Subscription Agreement, the other Transaction Documents and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c) Save for the Registration Statement and Prospectus, neither the U.S. Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Shares or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Transaction Documents. Save for the Registration Statement and Prospectus, the Transaction Documents have not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense;

(d) All documents, records, and books pertaining to the investment in the Shares including, but not limited to, all information regarding the Company and the Shares, have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

(e) The Purchaser and its Advisors, if any, have reviewed the Company’s filings with the Commission through Closing.

(f) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Shares, the other Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(g) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Transaction Documents or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company or the Placement Agent in writing;

(h) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(i) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to the Placement Agent, as described in the Transaction Documents);

(j) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto;

(k) The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Shares and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(l) The Purchaser is acquiring the Shares solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Shares and the Purchaser has no plans to enter into any such agreement or arrangement;

(m) The Purchaser understands and agrees that purchase of the Shares is a high-risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. In the event the Shares are not registered, legends will be placed on the certificates representing the Shares to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books;

(n) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Shares for an indefinite period of time;

(o) The Purchaser is aware that an investment in the Shares involves a number of very significant risks and has carefully read the Transaction Documents and, in particular, the matters under the caption “Risk Factors” in the Registration Statement and the Prospectus or the Memorandum, as the case may be, and in the Company’s most recent public filings made with the Commission on its EDGAR website and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(p) At the time that such Purchaser was offered the Shares, it was not, and as of the date hereof it is not, an “U.S. Person” within the meaning of Regulation S, or was and is an “accredited investor” within the meaning of Regulation D, 501(a) promulgated by the Commission under the Securities Act and has truthfully and accurately completed the Shareholder Notice and Questionnaire attached to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

(q) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related Transaction Documents and any other agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related Transaction Documents and any other agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement and the other applicable Transaction Documents in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement and such Transaction Documents, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and such Transaction Documents and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement and the other applicable Transaction Documents will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(r) The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Transaction Documents, including, but not limited to, the terms and conditions of the Offering as set forth therein and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

(s) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws, if applicable, in connection with the offering of Shares as described in the Transaction Documents;

(t) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(u) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(v) The Purchaser acknowledges that any and all estimates or forward-looking statements or projections provided to the Purchaser by the Company and included in the Transaction Documents were prepared in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(w) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Shares which are in any way inconsistent with the information contained in the Registration Statement and Prospectus or the Memorandum, as the case may be;

(x) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(y) In the event the Offering proceeds without an effective Registration Statement, THE PURCHASER ACKNOWLEDGES THAT SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE TRANSACTION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(z) The Purchaser acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority. In making an investment decision, the Purchaser shall rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or the other Transaction Documents. Any representation to the contrary is a criminal offense. If unregistered, the Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and the applicable state securities laws or pursuant to registration or exemption therefrom. Purchasers should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

(aa) Reserved;

(bb) The Purchaser has read in its entirety the Registration Statement, Prospectus, or the Memorandum, as the case may be, Transaction Documents and all exhibits, annexes and schedules thereto, including, but not limited to, all information relating to the Company, the Shares, and understands to its full satisfaction all information included in the Registration Statement, Prospectus or the Memorandum, as the case may be, and Transaction Documents.

(cc) If the Shares are unregistered, the Purchaser consents to the placement of a legend on any certificate or other document evidencing the Shares that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Subscription Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Shares. The legend to be placed on each such certificate shall be in form substantially similar to the following:

“NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(dd) The Purchaser acknowledges that if he or she is a Registered Representative of the Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Shares.

(ee) The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Shares by the Company or the Placement Agent (or another person whom the Purchaser believed to be an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Shares by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

(ff) The Purchaser understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in its sole and absolute discretion, at any time before any Closing notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser’s subscription.

(gg) The Purchaser agrees not to issue any public statement with respect to the Offering, Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

(hh) The Purchaser acknowledges that the information contained in the Transaction Documents or otherwise made available to the Purchaser is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and Advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and Advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

(jj) Other than with respect to the transactions contemplated herein, since the earlier to occur of: (i) the time that the Purchaser was first contacted by the Company or the Placement Agent regarding an investment in the Company and (ii) the thirtieth (30th) day prior to the date hereof, neither the Purchaser nor any affiliate of the Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Shares, or (z) is subject to the Purchaser’s review or input concerning such affiliate’s investments or trading decisions (collectively, “Trading Affiliates”) has, directly or indirectly, nor has any person acting on behalf of, or pursuant to, any understanding with such Purchaser or Trading Affiliates effected or agreed to effect any transactions in the securities of the Company or involving the Company’s securities.

6. Representations and Warranties of the Company. Subject to any qualifications set forth herein, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company (the “Subsidiaries”) are described in the Registration Statement and Prospectus or the Memorandum, as the case may be, to the extent necessary. The Company owns, directly or indirectly, all of its capital stock or other equity interests of each Subsidiary free and clear of any liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions (collectively, “Liens”), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its respective certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Action (as defined below) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Subscription Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Subscription Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Subscription Agreement and the other Transaction Documents, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction (“Lien”) upon any of the properties or assets of the Company, or provide others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. Other than the Registration Statement, if applicable, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the notice and/or application(s) to Nasdaq for the issuance and sale of the Shares to the Purchasers as well as to the Placement Agent or its representative(s) upon conversion of certain Placement Agent Warrants to be issued to the Placement Agent or its representative(s) in connection with the Offering, and the listing of such Shares for trading thereon in the time and manner required thereby, and (ii) the filing of a Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and, if and as applicable, nonassessable, free and clear of all Liens imposed by the Company.

(g) Capitalization. The capitalization of the Company is as set forth in the Company’s SEC Reports (as defined below). Other than the securities issued and issuable in connection with this Offering and the Transaction Documents the Company has not issued any capital stock and/or any securities of the Company which would entitle the holder thereof to acquire at any time Shares, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Shares (“Share Equivalents”) not set forth in the SEC Reports. Except as set forth in the SEC Reports, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Shares and the other securities issued or issuable in connection with this Offering and the Transaction Documents, or as described in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any Shares, preferred stock or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Shares, preferred stock or Share Equivalents. Except as set forth in the SEC Reports and as disclosed in the Registration Statement, Prospectus or the Memorandum, as the case may be, and other Transaction Documents, the issuance and sale of the Shares will not obligate the Company to issue ordinary shares, preferred stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock and other securities of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Shares. Except as set forth in the SEC Reports, there are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Reports filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company and its Subsidiaries have not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company and its Subsidiaries have not altered their method of accounting, (iv) the Company and its Subsidiaries have not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. Except for the issuance of the Shares contemplated by this Subscription Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as described in the SEC Reports, since December 31, 2023, neither the Company, Subsidiaries nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or any state securities administrator involving the Company or its Subsidiaries or any current or former director or officer of the Company or its Subsidiaries. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Compliance. Each of the Company and its Subsidiaries is not: (i) in default under or in violation of and no event has occurred that has not been waived that, with notice or lapse of time or is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) and has not been, in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(l) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m) Title to Assets. Except as set forth in the SEC Reports, the Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP, and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and its Subsidiaries are in compliance.

(n) Intellectual Property.

(i)	The term “Intellectual Property Rights” includes:

1.	the name of the Company, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, “Marks”);

2.	all patents, patent applications, and inventions and discoveries that may be patentable (collectively, “Patents”);

3.	all copyrights in both published works and unpublished works (collectively, “Copyrights”); and

4.	all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets”) owned, used, or licensed by the Company as licensee or licensor.

(ii) Agreements. There are no outstanding and, to the Company’s knowledge, no threatened disputes or disagreements with respect to any contracts relating to Intellectual Property Rights to which the Company is a party or by which it is bound.

(iii) Know-How Necessary for the Business. The Intellectual Property Rights are all those necessary for the operation of the Company’s businesses as it is currently conducted or as represented, in writing, to the Purchasers to be conducted. The Company is the owner of all right, title, and interest in and to each of the Intellectual Property Rights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use all of the Intellectual Property Rights. To the Company’s knowledge, no employee of the Company has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than of the Company.

(iv) Know-How Necessary for the Business. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. To the Company’s knowledge: (1) there is no potentially interfering patent or patent application of any third party, and (2) no Patent is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

(v) Trademarks. The Company is the owner of all right, title, and interest in and to each of the Marks, free and clear of all Liens and other adverse claims. All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Mark has been or is now involved in any opposition, invalidation, or cancellation and, to the Company’s knowledge, no such action is threatened with respect to any of the Marks. To the Company’s knowledge: (1) there is no potentially interfering trademark or trademark application of any third party, and (2) no Mark is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(vi) Copyrights. The Company is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all Liens and other adverse claims. All the Copyrights have been registered and are currently in compliance with formal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the date of the Closing. No Copyright is infringed or, to the Company’s knowledge, has been challenged or threatened in any way. To the Company’s knowledge, none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

(vii) Trade Secrets. With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. The Company has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, to the Company’s knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other than the Company) or to the detriment of the Company. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

(o) Insurance. The Company has general liability coverage through an insurer of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from a similar insurer as may be necessary to continue its business without a significant increase in cost.

(p) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of US$100,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(q) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(r) Certain Fees. No brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents except for the fees payable to the Placement Agent pursuant to the Placement Agent Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 6(r) that may be due in connection with the transactions contemplated by the Transaction Documents.

(s) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(t) Registration Rights. Except as described in the SEC Reports, no Person other than the Purchasers has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(u) Reserved.

(v) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of the Cayman Islands that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Shares and the Purchasers’ ownership of the Shares.

(w) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their respective Advisors with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its respective businesses and the transactions contemplated hereby, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5 hereof.

(x) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 5, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(y) Private Placement. Unless the Shares are already registered under the Registration Statement, assuming the accuracy of the Purchasers’ representations and warranties set forth in of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated under the Memorandum.

(z) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(aa) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(bb) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Subscription Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(cc) Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(dd) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plans was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plans has been backdated.

(ee) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff) Listing and Maintenance Requirements. Except as disclosed in the SEC Reports, the Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and except as set forth in the SEC Reports the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements of Nasdaq. Except as set forth in the SEC Reports , the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(gg) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), the compensation paid to the Placement Agent pursuant to the Placement Agent Agreement.

(hh) DTC Status. The Company’s transfer agent is a participant in and the Shares are eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program.

(ii) OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on its behalf, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, towards any sales or operations in Russia, Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions.

(jj) Reserved.

(kk) Reserved.

(ll) Bad Actor Disqualification.

(i) No Disqualification Events. With respect to the Shares to be offered and sold hereunder, if any, in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent and the Purchaser a copy of any disclosures provided thereunder.

(ii) Other Covered Persons. The Company is not aware of any person that (i) has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares and (ii) who is subject to a Disqualification Event.

(iii) Notice of Disqualification Events. The Company will notify the Placement Agent in writing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person, prior to any Closing of this Offering.

7. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgement, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8. Binding Effect. This Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

9. Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10. Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be electronically delivered or mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in this Subscription Agreement or (b) if to the Purchaser, at the e-mail address or address set forth on the signature page hereof (or, in either case, to such other e-mail address or address as the party will have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address, which will be deemed given at the time of receipt thereof. Any notice or other communication given by overnight courier will be deemed given at the time of delivery.

11. [Reserved.]

12. [Reserved.]

13. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Shares will be made only in accordance with all applicable laws.

14. Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties hereto may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT, THE WARRANTS, THE OTHER TRANSACTION DOCUMENTS OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY OR THEREBY.

15. Blue Sky Qualification. The purchase of Shares pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws.

16. Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neutral, singular or plural as the identity of the person or persons referred to may require.

17. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

18. Miscellaneous.

(a) This Subscription Agreement, together with the Shares and the other applicable Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Shares.

(c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in two or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument. Facsimile and electronic signatures shall be treated as original signatures.

(e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

19. Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein below, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well each of the other applicable Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at an estimated two to nearly four trillion dollars a year.

What are we required to do to eliminate money laundering?

Under the rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

MULTI WAYS HOLDINGS LIMITED

OMNIBUS SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

The Purchaser hereby elects to purchase a total of                     Shares, for an aggregate subscription amount of US$____________. (NOTE: to be completed by the Purchaser).

By execution and delivery of this omnibus signature page, you are (a) agreeing to become a Purchaser, as defined above.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:
Purchaser:

Print Name		Social Security Number

Signature	Date	Mailing Address

E-mail Address
Co-Purchaser (if applicable):

Print Name		Social Security Number

Signature	Date	Mailing Address (if different from above)

E-mail Address (if different from above)

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust		Federal Taxpayer Identification Number

Signature	Date

Print Name and Title		Business Address

Title		E-mail Address

AGREED AND ACCEPTED:
MULTI WAYS HOLDINGS LIMITED

Print Name	Date

Title